UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 15, 2016
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B San Diego, CA 92121
(Address of principal executive offices)

(800) 814-4550
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On March 15, 2016, MyDx, Inc. (the “Company”) entered into Securities Purchase Agreement (the “SPA”) and Convertible Promissory Note in the original principal amount of $55,750 (the “Note”) with Auctus Fund, LLC (“Auctus”) pursuant to which Auctus funded $50,000 to the Company after the deduction of $5,750 of diligence and legal fees. The Note bears interest at the rate of 10% and must be repaid on or before December 15, 2016. The Note may be prepaid by the Company at any time prior to the date which is 180 days after the date of issuance of the Note in an amount equal to 110% of the amount outstanding. The Note may be converted by Auctus at any time into shares of Company common stock at a conversion price equal to 50% of the market price (as determined in the Note). The SPA and Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. The foregoing is only a brief description of the material terms of the SPA and Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report.

The issuance of the Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 3.02.         Unregistered Sales of Equity Securities.

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

Item 9.01.         Financial Statements and Exhibits.

(d)      Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.35	Securities Purchase Agreement dated March 15, 2016 between the Company and Auctus Fund, LLC
10.36	Convertible Promissory Note in the principal amount of $55,750 dated March 15, 2016 issued by the Company to Auctus Fund, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: March 17, 2016	By:	/s/ Daniel Yazbeck
Daniel Yazbeck,
Chief Executive Officer

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